UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2025 (June 27, 2025)

Date of Report (Date of earliest event reported)

Clough Global Equity Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21712	20-2248098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1850, Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

(855) 425-6844
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-laws

Effective June 27, 2025, the Board of Trustees of Clough Global Equity Fund (NYSE: GLQ) (the “Fund”) amended the Fund’s Amended and Restated By-Laws to revise provisions governing the forum for adjudication of disputes, clarify the waiver of jury trial rights, and allow for additional trustee qualification informational requests. The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this Report.

Exhibit No.	Description
3.1	Clough Global Equity Fund’s Amended and Restated By-Laws dated June 27, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2025	By:	/s/ Jeremy May
Jeremy May
President

Index to Exhibits

Exhibit Number	Description
3.1	Clough Global Equity Fund’s Amended and Restated By-Laws dated June 27, 2025